GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

(the “Fund”)

Supplement dated June 28, 2024 to the

Summary Prospectus dated December 29, 2023

Effective immediately, the Fund’s Summary Prospectus is revised as follows:

The following replaces in its entirety the third paragraph under the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus:

In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. Each constituent is assigned a “factor score” based on a specified volatility measurement that is a composite of the inverse of the standard deviation of past 12-month daily total stock returns and the inverse of market capitalization. Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut-off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

The following replaces in its entirety the sixth paragraph under the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus:

The Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.

This Supplement should be retained with the Summary Prospectus for future reference.

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